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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 16, 2005

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                            SonomaWest Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)

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           Delaware                     000-01912                94-1069729
 (State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                2064 Highway 116 North
                Sebastopol, California                            95472
       (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (707) 824-2534

                                      Same
         (Former name or Former Address, if Changed Since Last Report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02 Departure of Directors or Principal Officers;

Election of Directors; Appointment of Principal Officers.

      On June 16, 2005, the board of directors (the "Board") of SonomaWest Holdings, Inc. (the "Company") accepted the resignation of Roger S. Mertz as Chairman of the Board of the Company. He will remain a director of the Company. The Board appointed Walker R. Stapleton, currently a director, as President and Chief Executive Officer of the Company. Mr. Stapleton, age 31, is currently a consultant with Castle Keep Realty, a private real estate consulting firm, in Denver, Colorado. From 2003-2004 he served as Director of Real Estate Acquisitions for Lamar Companies, a private real estate investment firm. From 2001-2003 he was a founding principal of Convergence Capital Partners, a private real estate opportunity fund, which made investments in Eastern Europe. From 1999-2001 he was an executive at an internet start-up company. Mr. Stapleton is a graduate of Williams College. He has a Graduate Degree in Business Economics from The London School of Economics and Political Science, and a Masters in Business Administration from The Harvard Business School. A copy of the Company's press release relating to the above matters is attached hereto as
Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit Number          Description of Exhibit

99.1                    Press Release dated June 17, 2005

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SONOMAWEST HOLDINGS, INC.

                                         By:  /s/ Walker R. Stapleton
Date: June 17, 2005                           -----------------------
                                              Walker R. Stapleton
                                              Chief Executive Officer